UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 30, 2014 (Date of earliest event reported)
Align Technology, Inc. (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	0-32259 (Commission File Number)	94-3267295 (IRS Employer Identification Number)

2560 Orchard Parkway, San Jose CA (Address of principal executive offices)		95131 (Zip Code)
(408) 470-1000 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On May 30, 2014, Align Technology, Inc. (the "Company") issued a press release announcing that the Company has established a share repurchase plan, intended to comply with the requirements of Rules 10b5-1 and 10b-18 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
            99.1       Press Release of Align Technology, Inc. dated May 30, 2014

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 30, 2014	ALIGN TECHNOLOGY, INC. By: /s/ Roger E. George Roger E. George Vice President, Legal and Corporate Affairs and General Counsel

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Align Technology, Inc. dated May 30, 2014